                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 11, 1998







                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                 0-19442                06-1118515
(State or other jurisdiction)      (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)


    800 Connecticut Avenue, Norwalk, Connecticut                06854
       (Address of principal executive offices)              (Zip Code)


                                 (203) 852-1442
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         The Company's earnings Press Release dated August 11, 1998 is attached as an Exhibit hereto and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

     (c)       Exhibits

                  99       Press Release dated August 11, 1998

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           OXFORD HEALTH PLANS, INC.


Date: August 11, 1998                      By:  /s/ YON Y. JORDEN
                                              ----------------------------
                                                YON Y. JORDEN
                                                Chief Financial Officer

                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX


Exhibit                                                             Page
Number            Description of Document                          Number
------            -----------------------                          ------
 99               Press Release dated August 11, 1998                5